Third Avenue Focused Credit Fund

Supplement dated December 10, 2015
to Prospectus dated March 1, 2015

Effective December 9, 2015, the following information supplements the Funds’ Prospectus dated March 1, 2015:

At the recommendation of Third Avenue Management LLC, the investment adviser to the Third Avenue Focused Credit Fund (the “Fund”), the Fund’s Board of Trustees approved a Plan of Liquidation for the Fund effective December 9, 2015. The Prospectus is revised to delete in their entirety all references to the Fund.